Pursuant to Rule 497(e)

Registration No. 333-11283

SUNAMERICA FOCUSED SERIES, INC. (“Focused Series”)

SUNAMERICA FOCUSED ASSET ALLOCATION STRATEGIES

Focused Balanced Strategy Portfolio

Focused Equity Strategy Portfolio

Focused Fixed Income and Equity Strategy Portfolio

Focused Fixed Income Strategy Portfolio

Focused Multi-Asset Strategy Portfolio

Supplement dated December 21, 2009 to the Prospectus

dated February 27, 2009, as supplemented and amended to date

Effective immediately, the Focused Dividend Strategy Portfolio (the “Portfolio”), a series of Focused Series, will make its securities selections on an annual instead of monthly basis. Accordingly, the paragraph with respect to the Portfolio under the heading “Principal Investment Techniques” in the section “More Information About the Portfolios—Information About the Underlying Funds” on page 35 of the Prospectus, is hereby deleted and replaced with the following:

Principal Investment Techniques
“Employs a “buy and hold” strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and broader market. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP3_AAPRO_2-09